UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 27, 2009, (Australian Eastern Standard Time) the Company lodged its Preliminary Final Report on Appendix 4E for the year ended December 31, 2008 with the Australian Securities Exchange (“ASX”). The filing of the Preliminary Final Report coincides with the filing of the Company’s US Annual Report on Form 10-K, on February 26, 2009 (United States Eastern Standard Time), for the same period with the Securities and Exchange Commission. Both the US Annual Report on Form 10-K and the Australian Preliminary Final Report are prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and denominated in US dollars.
For a full report of the results of operations for the years ended December 31, 2008 and 2007 and the balance sheet as of December 31, 2008 and 2007, please see the Company’s US Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 26, 2009.
Item 7.01 Regulation FD Disclosure
See Item 2.02 above
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.01 Australian Preliminary Final Report on Appendix 4E for the year ended December 31, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.
Date: February 27, 2009	By:	/s/ David McIntyre
		Name:	David McIntyre
		Title:	Chief Financial Officer and Chief Operating Officer